Exhibit 24(d)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-93006, 33-68648, 33- 68646, 33-60549 and
33-86616.


                                                ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
June 25, 1996